UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2025

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, Omnicom Management Inc. (the “Company”), Omnicom Group Inc. (“Omnicom”), and John D. Wren entered into an amended and restated employment agreement (the “Employment Agreement”) pursuant to which Mr. Wren’s term as Chairman and Chief Executive Officer (“CEO”) of Omnicom will continue through December 31, 2028 (the “Renewal Term”). During the Renewal Term, Mr. Wren is expected to continue to focus on ensuring the future, long-term success of Omnicom and advancing key strategic initiatives, including completion of the pending acquisition of The Interpublic Group of Companies, Inc. (“IPG”), the successful integration of IPG following completion, and the continued transformation of Omnicom’s business in this new era of marketing. Mr. Wren is also expected to continue to focus during the Renewal Term on succession planning, working with Omnicom’s Lead Independent Director and Board of Directors (the “Board”) to identify his successor as CEO to ensure a smooth succession process. At the end of the Renewal Term, Mr. Wren will step down as CEO but will remain employed as Executive Chairman of the Board while he remains on the Board.

Pursuant to the Employment Agreement, Mr. Wren’s employment may only be terminated prior to the end of the Renewal Term by the Company for cause (within the meaning of the Omnicom Senior Executive Restrictive Covenant and Retention Plan), due to death, or pursuant to Mr. Wren’s resignation for any reason.

Under the terms of the Employment Agreement, Mr. Wren’s annual base salary will be reduced from $1 million to $1.00 effective June 1, 2025. On May 12, 2025, Mr. Wren was granted a stock option to purchase 4,000,000 shares of Omnicom common stock at a per share exercise price equal to the per share closing price of Omnicom common stock on the date of grant. Such option is scheduled to vest pro-rata over the Renewal Term. Pursuant to the Employment Agreement, Mr. Wren will not be entitled to receive any additional incentive compensation during the Renewal Term.

Mr. Wren has successfully led Omnicom as CEO since 1997, and he remains committed to working during the Renewal Term to mark three highly successful decades in the role. Mr. Wren’s agreement to receive an at-risk equity award in lieu of other compensation aligns Mr. Wren’s incentives directly with the interests of Omnicom’s shareholders as his future compensation will be tied entirely to the future performance of Omnicom.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Safe Harbor Statement for Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s management as well as assumptions made by, and information currently available to, Omnicom’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside Omnicom’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include risks relating to the pending merger with IPG, including: that the merger may not be completed in a timely manner or at all; delays, unanticipated costs or restrictions resulting from regulatory review of the merger, including the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger, or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees and cause disruptions to both companies’ business relationships; the merger agreement subjects Omnicom and IPG to restrictions on business activities prior to the effective time of the merger; Omnicom and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all of the anticipated benefits of the merger or fail to effectively manage its expanded operations; adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s major markets, labor and supply chain issues affecting the distribution of clients’ products; reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; and changes in client marketing and communications services requirements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s business. For a further discussion of risks and uncertainties, please refer to Omnicom’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Omnicom undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Investors and stakeholders are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated as of May 12, 2025, by and among Omnicom Management Inc., Omnicom Group Inc., and John D. Wren.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.

	By:	/s/ Louis F. Januzzi
		Name:	Louis F. Januzzi
		Title:	Senior Vice President, General Counsel and Secretary

Date: May 14, 2025

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